UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard Carmel, Indiana		46032
(Address of principal executive offices)		(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On October 30, 2006, ADESA, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2006. ADESA will conduct a live Webcast, including presentation visuals, Tuesday, October 31st, at 9:00 a.m., Eastern Time. The live Webcast of the conference call, including slides, will be accessible through ADESA’s Web site at www.adesainc.com. The call will be hosted by ADESA’s Chairman and Chief Executive Officer David Gartzke, President and Chief Operating Officer A. R. Sales, and Chief Financial Officer Tim Clayton.

The press release dated October 30, 2006 is attached to this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference in its entirety.

The information is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” This information, including Exhibit 99 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.                                                                                           DESCRIPTION OF EXHIBIT

99                                                                                                                                                        Press release dated October 30, 2006 — “ADESA, Inc. Reports Third Quarter 2006 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 30, 2006	ADESA, INC.

/s/ Timothy C. Clayton
Timothy C. Clayton
Chief Financial Officer